Exhibit 99.1

SSI Mantra 3 An Advanced Surgical Robotic © 2024 SS Innovations International, Inc. | Confidential and Proprietary | All Rights Reserved 1 Sudhir Prem Srivastava, MD Founder, Chairman and CEO SS Innovations Group Companies

No Offering of Securities No offer is made by this Investor Presentation (this “Presentation”) to invest in SS Innovations International, Inc. (the “Company”) or to purchase any of its securities. Any offer to make such an investment or purchase any of its securities will be made only pursuant to definitive offering documentation furnished by the Company. By receiving this Presentation, you agree to maintain any information related to the Presentation confidential. This Presentation is mad e pursuant to Section 5 (d) or Rule 163B of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and is intended solely for investors that are "qualified institutional buyers," as defined in Rule 144A under the Securities Act, and institutions that are "accredited investors," as defined in Rule 501 of Regulation D under the Securities Act solely for the purposes of familiarizing yourself with the Company. Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward - looking statements . Examples of forward - looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services . In some cases, you can identify forward - looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, performance or achievements . Actual events or results may differ materially . We undertake no obligation to update any of the forward - looking statements after the date of this Presentation to conform them to actual results . Please refer to the risk factors described in the "Risk Factors" section and other sections included in the Company's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and other filings with the SEC . Projected Financial Information The projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty . It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate . All of the assumptions upon which the projections are based, and which would be material, are not presented . No representation or warranty can be mad e as to the accuracy of any of these assumptions . There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections . The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected . No opinion or report on the projected financial information was received from any independent accountants . If the projected results are not achieved, the Company’s business and financial performance could be adversely affected . Because of the above limitations on these projections, you are cautioned about placing undue reliance on them . This Presentation also contains estimates and other statistical data made by independent third parties and by us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates . In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk . Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this Presentation . 2 DISCLAIMERS

Robotic Surgery Scene

4 First Ever in India case at the Escorts Heart Institute, New Delhi (2002) With then President Abdul Kalam and Dr Naresh Trehan

Indian Robotic Surgery Scene India with population of ~1.4 Bn, ~70,000 hospitals with ~1.9 million beds & 700+ medical colleges, has only ~0.3% of global installed base. As of March 2024, India had only ~220 robotic surgery systems across hospitals, which means ~0.07 robotic systems per million population High Costs of Acquisition and Implementation (CAPEX, Instrumentation and Maintenance) Unattractive Economics for Hospitals with Lower Volumes Absence of trained personnel

Global Robotic Surgery Scene Approximately, Over 9000 Robotic Surgical Systems Penetration remains Country and Economy specific Penetration remain uneven with majority in developed economies Rest of the World has only 12 - 15% for a population of over 7 Billion Uneven penetration due to high costs and steep learning curve Absence of organized training

SS I V i s i o n To create a new, technologically advanced system that would surpass the existing surgical robotic systems and be very cost effective to benefit many more patients around the world SS I M i ss i o n To make gold - standard healthcare affordable and accessible to every patient throughout the world 7

The Company

9 Facility and Team ▪ SUDHIR SRIVASTAVA INNOVATIONS PR IVATE L I MI T ED, registered in India ▪ State of the Art Fac i lity ▪ System completely Designed and Developed by Team in India ▪ Team Size – over 300 ▪ Rapid Development and Changes ▪ Led by Surgeons and Scientists ▪ The Vision of Make in India for the World

Re g ulatory Approva l s Approved/Certified Ifi Process of Appro v al/Certifica t iofi F DA CE FDA

FDA Roadmap FDA ROADMAP

SSI Technologies

D at a a s o f D e c e m be r 31 , 2023 SSI MANTRA 2 1 1 1 3

14

15 Multi Quadrant Surgery Flexibility of 3/4/5 Robotic Arms and Positioning A b s olu t e Stability Smaller Individual Cart Footprint Advanced Touch Screen Controls SSI Mantra – Patient Side Arm Carts Slimmer and Modular Carts and Robotic Arms

# SSI Mantra – Surgeon Command Center

SSI MANTRA® 3



Ergonomic Hybrid Console

1080p Immersive 3D Smart Glasses

18" Large 2D Touch Monitor for System Controls

Free Lightweight Hand Controls

Gaze Tracking Safety Feature

Hand Control Sensing Safety

Tele-Proctoring and Telesurgery Capabilities

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17 M u lt i me d i a Recording and Streaming Articulating Endoscope and Camera Control System Universal Safety Features Operative Procedure Guidance UPS Backup 32” Large 3D 4K Monitor SSI Mantra – Vision Cart

# 3D – Articulating Endoscope

ENDOEYE FLEX 3D

- Deflectable Videoscope in HD 3D
- Chip on tip technology
- Joystick Handle - Ergonomic design enables Intuitive and smooth angulation.
- Better approachability inside narrow cavities.
- Focus-Free- Greater depth of field.
- Direction of view Forward viewing
- Depth of field 18 to 100 mm
- Angulation range Up/down 80°, right/left 60°
- Working Length 375 mm and 10mm Dia.
- Sterilization STERRAD, ETO, V-Pro


ENDOEYE
FLEX 3D
HOLD
FREE

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# SSI Mudra Over 40 Multispecialty Instruments

SSI MUDRA™

- 4 degrees of freedom articulating Endo-surgical instruments
- 10 use life cycle per instrument
- Novel Multi-fire Clip Applier –Under Development
- Advanced Instrumentation- SSI Selicut, Vessel Sealer and Stapler





Multi-fire Clip Applier – Under Development



Harmonic Instrument SeliCut

20 SSI Mudra Cardiac Specialty Instruments More than 20 types Cardiac Speciality Instruments, including Stabilizer, Atrial and Dual Blade Retractor Automated Anastomotic Connector - NADI, as an integrated instrument under development Automated Anastomotic Connector - NADI (Under Development) Multi - fire Clip Applier – Under Development SS I M U D R A TM

NADI, The Automated Coronary Anastomotic Connector

# SSI MAYA – Enhancing Surgical Capabilities

**Artificial Intelligence-enabled and Mixed Reality-powered technologies to enhance surgeries with better visualization, simulation, and training for the entire surgical team**



**SSI Chitrasa – CONVERT DICOM TO 3D MODEL DICOM**



**SSI Maya – XR Pre-Operative Simulator**


SSI GURU – TELE PROCTORING



SSI Mixed Reality Headset (under development)

- Head mounted with peripheral view
- 1080p 3D HD vision
- 32” Image projection for a 1m depth
- Left and right eye 3D reconstruction


HOLOGRAPHIC MEDICAL IMAGING

Some features are in development and will be available in the future

23 SSi Guru – Tele - proctoring • 950 k m - SSI HQ to Ahmedabad - Atrial Septal Defect • 2152 k m - Gurugram to Bengaluru - Atrial Septal Defect

24 Clinical Experience and Highlights

25 K e y Hi g h li g h t s – 1 8 M o n t h s Live Surgery Dem o nstrations 40+ Total Surgeries 1700+ Systems Sold 50 Types of Procedures 80+ Number of Surgeons Trained 500+ Number of Support Staff Trained 600+

No of Surgeries Specialities 660 General Surgery 510 Urology 205 Gynecology 108 Cardiac 87 Colorectal 38 Thoracic 22 Gastroenterology 10 Head and Neck 1640 Total Multi - Speciality Procedures 660 510 205 87 108 38 2 2 10 Mantra Surgical Robotic System (MSRS) - 1640 Surgeries Cardiac Gyaenocology Urological Procedure General Procedures Head and Neck Gastroenterology Thoracic Colorectal Procedure

Clinical Results Device related Injury 0 Device related complications 0 Mortality 0 Multi Specialty Procedures 1640 Cardiac Surgeries 108

28 TEC A B

29 LIMA TAKEDOWN

30 ASD CLOSURE

31 MITRAL VALVE REPLACEMENT

32 RADICAL PROSTATECTOMY

33 RADICAL NEPHRECTOMY

34 TORS

35 HERNIA REPAIR

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Holistic Training Hands on Cert i ficati on Didactic Onsite Proctoring Tele - proctoring Tele - surgery

38 Future Perspective

SS Innovations – A Future Perspective


PAEDIATRIC ROBOTIC SURGERY


TELE-ROBOTIC ULTRASOUND


VIRTUAL SURGERY


ROBOTIC ENDOSCOPY


TARGETED THERAPIES


SSI STUDIOS
MIS
TRAINING
101

9

40 Tele Surgery

REVOLUTIONIZING ROBOTIC SURGERY THANK YOU SSINNOVATIONS.COM